UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 20, 2004

                               Cerner Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          0-15386                                         43-1196944
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   (Commission File Number)                    (IRS Employer Identification No.)


2800 Rockcreek Parkway, Suite 601, North Kansas City, Missouri          64117
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (816) 221-1024
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 20, 2004, Cerner Corporation (the "Company") issued a press release announcing, among other things, its financial results for the three and nine month periods ended October 2, 2004. The press release is furnished as Exhibit
99.1 and is attached hereto.

To supplement our consolidated financial statements presented in accordance with GAAP, the Company uses non-GAAP measures of operating results, net income and earnings per share, which are adjusted from results based on GAAP to exclude certain expense items. The Company also discloses certain non-GAAP financial measures, such as booking revenue and revenue backlog. These non-GAAP measures are provided to enhance the user's overall understanding of our financial performance. These measurements are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.


The information contained in this Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section. The information is this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

c)   Exhibits

     99.1  Press Release of Cerner Corporation dated October 20, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        CERNER CORPORATION


Date: October 20, 2004                  By: /s/ Marc G. Naughton
                                            ------------------------------------
                                        Marc G. Naughton, Senior Vice President,
                                        Treasurer and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

   Exhibit
   Number            Description
   ------            -----------

    99.1             Press Release of Cerner Corporation dated October 20, 2004.